Supplement Dated December 7, 2015
To The Prospectus Dated April 27, 2015

Jackson Variable Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the changes apply to your variable annuity product(s).

Effective March 1, 2016, the JNL/WCM Focused International Equity Fund (the "Fund") has adopted an investment policy to invest, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities.

As a result, in the Fund's summary prospectus section entitled "Summary Overview of Each Fund," please delete the first paragraph in the sub-section entitled "Principal Investment Strategies" and replace it with the following paragraph:

Principal Investment Strategies.  The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities.

In the section entitled "Additional Information About Each Fund," please delete the first paragraph in the subsection "Principal Investment Strategies" for the Fund and replace it with the following paragraph:

Principal Investment Strategies.  The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities.

This Supplement is dated December 7, 2015.

Supplement Dated December 7, 2015
To The Statement of Additional Information
Dated April 27, 2015

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Effective March 1, 2016, on page 63, in the section entitled "Fundamental and Operating Policies," sub-section "Operating Policies" for the JNL/WCM Focused International Equity Fund, please delete section (a) in its entirety and replace it with the following:

(a)	The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities.*

*Minimum Requirement of Rule 35d-1. Certain of the Funds, as noted immediately above or in the Prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board without shareholder approval, the Board has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund that was adopted pursuant to the requirements of Rule 35d-1.  This includes Funds of the Trust with names such as "equity" or which refer in the name of the Fund to a particular securities index but does not include terms connoting a style of investing (as distinguished from a type of security) such as "growth," "value" or "global."

This Supplement is dated December 7, 2015.